[FORM OF PROXY CARD]

ARDEN REALTY, INC.
9100 WILSHIRE BOULEVARD
EAST TOWER, SUITE 700
BEVERLY HILLS, CALIFORNIA 90212

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

	The undersigned stockholder of Arden Realty, Inc. (the "Company") acknowledges receipt of a copy of the Annual Report and the proxy statement dated April 30, 1997, and, revoking any proxy heretofore given, hereby appoints Richard S. Ziman and Victor J. Coleman, and each of them, as proxies for the undersigned, and hereby authorizes each of them to vote all the shares of Common Stock of the Company held of record by the undersigned on May 29,1997, at the Annual Meeting of Stockholders to be held on July 8, 1997, or any adjournment or postponement thereof, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY
EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED
STOCKHOLDER. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED IN THE PROXY STATEMENT.


1.  Election of Directors:

   [   ]  FOR the nominees listed below		[   ]  WITHHOLD
AUTHORITY
          (except as indicated to the contrary)		       to vote
for ALL nominees listed below.

  Carl D. Covitz,  Larry S. Flax,  Kenneth B. Roath

(Instruction: To withhold authority to vote for any nominee write the nominee's name on the space provided below)

___________________________________________________________________


___________________________________________________________________


	2.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED IN THE
DISCRETION OF THE PROXY HOLDER UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF.





FORM OF PROXY CARD
[REVERSE SIDE]


	Proxy Number		Account Number		Number of Shares


						Dated ___________________, 1997


						______________________________
						    (Signature)


						_________________________________
						  (Signature if held jointly)


Please sign exactly as your name
appears hereon.

When signing as attorney, executor,
administrator, trustee, or guardian,
please give full title.  If more than
one trustee, all should sign.  All
joint owners should sign.  If a
corporation, please sign in full
corporate name by President or other
authorized officer.